Exhibit 99.2


                                   FC Partners



December 5, 2005



Mr. Ron Duncan, President
General Communication, Inc.
2550 Denali - Suite 1000
Anchorage, AK 99503

Dear Ron:

I hereby submit my resignation as a Director of General Communication, Inc. effectively immediately. In addition, I resign as an officer and director of all subsidiaries of General Communication, Inc.

Thanks for your support.

Best regards,


/s/
Donne F. Fisher

DFF/brh













                          Fisher Capital Partners, Ltd.
            5619 DTC Parkway, Suite 1150 Greenwood Village, CO 80111